4th ANNUAL JOHNSON RICE ENERGY CONFERENCE October 2nd, 2012

Forward-looking Statements This presentation contains various forward-looking statements and information that are based on management’s current expectations and assumptions about future events. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “expect,” “anticipate,” “plan,” “intend,” “seek,” “will,” “should,” “goal” and other words that convey the uncertainty of future events and outcomes. Forward-looking information includes, among other matters, statements regarding the Company’s anticipated growth, quality of assets, rig utilization rate, capital spending by oil and gas companies, production rates, the Company's growth strategy, and the Company's international operations. Although the Company believes that the expectations and assumptions reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including general economic and business conditions and industry trends, levels and volatility of oil and gas prices, decisions about onshore exploration and development projects to be made by oil and gas exploration and production companies, risks associated with economic cycles and their impact on capital markets and liquidity, the continued demand for the drilling services or production services in the geographic areas where we operate, the highly competitive nature of our business, our future financial performance, including availability, terms and deployment of capital, future compliance with covenants under our senior secured revolving credit facility and our senior notes, the supply of marketable drilling rigs, well servicing rigs, coiled tubing and wireline units within the industry, the continued availability of drilling rig, well servicing rig, coiled tubing and wireline unit components, the continued availability of qualified personnel, the success or failure of our acquisition strategy, including our ability to finance acquisitions, manage growth and effectively integrate acquisitions, and changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. Should one or more of these risks, contingencies or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Many of these factors have been discussed in more detail in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2011. Unpredictable or unknown factors that the Company has not discussed in this presentation or in its filings with the Securities and Exchange Commission could also have material adverse effects on actual results of matters that are the subject of the forward-looking statements. All forward-looking statements speak only as the date on which they are made and the Company undertakes no duty to update or revise any forward-looking statements. We advise our shareholders to use caution and common sense when considering our forward-looking statements. 2

Overview Ticker Symbol: PES Market Cap: $500.9 million (September 27th, 2012) Stock price: $8.11 (September 27th, 2012) Average 3-month daily trading volume: 657,566 shares Public float: Approximately 61.9 million shares Employees: 3,600 Headquarters: San Antonio, Texas Website: www.pioneeres.com 3

Pioneer Energy Services 104 Well Servicing Rigs in 12 Locations Approximately 7th largest well servicing provider 120 Wireline Units in 25 Locations  104 cased-hole  16 open-hole 11 Coiled Tubing Units in 4 Locations Approximately 14th largest coiled tubing provider  7 onshore units  4 offshore units 67 Drilling Rigs in 7 Locations Approximately 9th largest contract driller 4

Recent Updates 5  Continued pressure on dayrates for all classes of drilling rigs and in all geographic markets  One new-build rig contract terminated. Rig is scheduled for first quarter 2013 delivery and bidding numerous opportunities for 2013 work.  Continued weakness in wireline for both pricing and utilization  Steps for coiled tubing recovery in place; however, pace will be slow  Hurricane Isaac impacted well servicing, wireline and coiled tubing operations with a revenue impact greater than $2 million in the third quarter  Drilling utilization quarter-to-date through August is approximately 85%

Leading Service Provider Across Well Life Cycle DIVERSIFIED BUSINESS AND GEOGRAPHY MIX 6

Investment Considerations  Pioneer offers a diversified suite of services that include drilling the bore hole, completing, and ultimately establishing and maintaining a well on production  Bifurcated land rig market providing improved opportunity for our high-end mechanical rigs  Top-tier safety opening doors to increasing number of top-tier clients  Best-in-Class Production Services performance 7

50% 50% 52% 48% 47% 53% 45% 55% Stable, Balanced Earnings TTM June 30th, 2012 Total Revenue: $853 million Total Margin: $322 million YTD June 2012 Total Revenue: $462 million Total Margin: $176 million Drilling Services Production Services 8

Steady Organic Unit Growth 40 52 61 66 70 71 71 64 69 2004 2005 2006 2007 2008 2009 2010 2011 2012E 3 6 10 13 2009 201 11 12E Coiled Tubing Unit Count Wireline Unit Count Land Drilling Rig Count Well Services Rig Count  Continued organic growth opportunities in core businesses  Signed multi-year term contracts for 10 new-build drilling rigs  Adding a total of 19 well servicing rigs, 15 wireline units, and 3 coiled tubing units in 2012 Note: Rig counts for 2004, 2005 and 2006 represent fiscal years ended March 31, 2004, 2005 and 2006 while 2007, 2008 and 2009 represent fiscal years ended December 31, 2007, 2008 and 2009. (1) Figure reflects the retirement of seven rigs effective on September 30, 2011, two rigs retired effective March 31, 2012, and the projected addition of seven of ten new-builds. 59 63 84 105 120 2008 2009 2010 2011 2012E 74 74 74 89 108 2008 2009 201 2011 2012E 9

U.S. Land Rig Activity  Over 60% of wells drilled in 2011 were vertical or directional under 11,000’ deep  Vertical wells will not be drilled with 1,500HP A/C topdrive rigs  Demand for high-end mechanical rigs will be robust for years to come WELLS DRILLED RIG COUNT Source: Spears and Associates, September DPO 2012 Source: Spears and Associates, September DPO 2012 0 10,000 20,000 30,000 40,000 50,000 60,000 Horizontal Vertical 0 500 1,000 1,500 2,000 2,500 Horizontal Vertical/Directional 10

Top-tier Safety Pioneer Total Recordable Incident Rate Drilling Contractors – US Land Top 15 busiest contractors by man-hours in 2011  Pioneer Energy Services was the safest among the 15 largest land contract drillers in the United States for 2011 as reported through the IADC  Awarded 1st place in Division IV of the 2011 Association of Energy Service Contractors (AESC) Annual Safety Awards 11

Well Servicing  100% of rigs are capable of working in the unconventional plays  Newest well servicing fleet in the industry with an average age of approximately four years  Highest average horsepower fleet in the industry with all rigs either 550HP or 600HP  Highest percentage of taller mast rigs in the industry with all masts either 104’, 112’ or 116’ in height  Highest utilization rate of top-tier well servicing providers for the past two years  Highest average hourly rate of top-tier well servicing providers for the past two years 12

Well Servicing  Provides a wide range of well services to exploration and production companies  Existing well maintenance  Workover of existing wells  Completion of newly-drilled wells  Plugging and abandonment of wells at the end of their useful lives  Established in the Bakken, Eagle Ford, Permian, Fayetteville, Haynesville and Tuscaloosa Marine Shale  Approximately 77% of the fleet is working on oil and liquid-rich wells FLEET OVERVIEW WELL SERVICE LOCATIONS ARKANSAS Greenbrier LOUISIANA Lafayette MISSISSIPPI Laurel NORTH DAKOTA Williston TEXAS Alice, Bryan, El Campo, Liberty, Longview, Kenedy, Palestine, Snyder 13

Wireline  Newest large-scale wireline fleet in the industry  Leading market share position in a number of key geographic markets  High growth business: 33% unit growth in 2010, 25% in 2011 and 14% projected in 2012  Majority of revenue derived from cased- hole operations that include perforating, logging, and pipe recovery  Established in the Bakken, Eagle Ford, Permian, Niobrara, Mississippian, Haynesville, and Tuscaloosa Marine Shale FLEET OVERVIEW WIRELINE LOCATIONS COLORADO Brighton, Ft. Morgan, Wray KANSAS Liberal, Hays, Pratt LOUISIANA Bossier City, Broussard, Houma MISSISSIPPI Laurel MONTANA Billings, Cut Bank, Havre NORTH DAKOTA Dickinson, Williston OKLAHOMA Enid TEXAS Alice, Graham, Houston, Laredo, Tyler, Victoria, Midland UTAH Roosevelt WYOMING Casper 14

Coiled Tubing  Significant player in the offshore coiled tubing market  Young fleet with all eleven units placed into service since 2009  Established in the Eagle Ford, Haynesville, Granite Wash, and offshore Gulf of Mexico 15

Coiled Tubing  Provides a broad range of production and completion services  Completion applications include frac plug drillouts, tubing conveyed perforating (TCP) and well cleanouts  Servicing wells up to a total depth of 19,000’ with 2” coil  Six units utilize large-diameter 2” coiled tubing, five units operate 1.25” – 1.50” coiled tubing FLEET OVERVIEW COILED TUBING LOCATIONS LOUISIANA Arcadia, Maurice OKLAHOMA Weatherford TEXAS George West 16

Drilling Services 17

High Quality Drilling Fleet, Focused On Unconventional Plays SOUTH TEXAS 13 rigs EAST TEXAS 4 rigs NORTH DAKOTA 12 rigs UTAH 5 rigs COLOMBIA 8 rigs APPALACHIA 4 rigs DRILLING LOCATIONS WEST TEXAS 21 rigs 18

 Majority of assets targeting oil-driven opportunities  Approximately 91% of our working drilling rigs and 81% of our production services assets are operating on wells that are targeting or producing oil and liquids-rich plays Pioneer Energy Services Facts  Pioneer received an award from Ecopetrol as having the top two performing rigs out of approximately 140 rigs in Colombia for 2011  Strong contract backlog in land drilling segment  77% of working rigs backed by term contracts  77% of working rigs operate for mid to mega-cap publicly traded companies Private 16% Small Cap 7% Mid Cap 12% Large Cap 49% Mega Cap 16% Small Cap <$2B Mid Cap $2 - $5B Large Cap $5 -$50B Mega Cap >$50B 19

54% 46% 1% 13% 56% 31% Pioneer Rig Class Comparison High-End Mechanical Topdrive High-End Mechanical Electric 2012/2013 New-Build Deliveries Drawworks 750-1,200HP 1,000-1,300HP 1,000-2,000HP 1,000-1,500HP Topdrive --- 250-500 Ton AC 250-500 Ton AC 500 Ton AC Mud Pumps 1,000-1,300HP 1,000-1,600HP 1,300-1,600HP 1,600-2,000HP Rounded-Bottom Mud Tanks 78% 80% 97% 100% Iron Roughneck 57% 100% 93% 100% Number of Rigs 23 10 29 10 % of Fleet* 32% 14% 40% 14% Utilization 83% 100% 86% 100% *Percentages based on 72 rig fleet, “Electric” includes two 750HP rigs; “High-End Mechanical” includes one 550HP rig; Utilization as of 8/7/12 Q2 2012 earnings conference call; Four lowest HP rigs have 800HP mud pumps Projected Rig Fleet Mix** Electric Mechanical 750-900HP 1,000-1,400HP 1,500-2,000HP <750 HP **Based on 72 rig fleet 20

0% 20% 40% 60% 80% 100% Pioneer Helmerich & Payne Patterson-UTI Nabors Precision (U.S.) Strong Utilization Through the Cycles Source: Helmerich & Payne, Patterson-UTI, & Precision Drilling data consists of U.S. domestic utilization rates derived from Form 10-K, Form 10-Q reports, & press releases. Nabors utilization rates obtained from public documents and industry analysts. Helmerich & Payne Q3 2010 only estimated based on analyst reports. Pioneer Energy Services utilization rates include Colombian operations beginning Q3 2007. (1) PES utilization as of August 7th, 2012; figure reflects the retirement of seven rigs effective on September 30, 2011 and two rigs effective March 31, 2012..  Averaged over 80% utilization through cycles since 2001, comparing favorably to peers  Current utilization of 88%(1) Comparable Utilization Rates 21

Modern, Efficient Drilling Fleet  42 rigs with top drives (63% of fleet)  21 walking/skidding systems on rigs  41 pairs of 1,300/1,600/2,000HP mud pumps  82% of rigs have iron roughnecks  51% of rigs are electric  88% of rigs have rounded bottom mud tanks 50 Series Rig 22

New-Build Features 23  State-of-the-art 550K and 750K sub & mast AC new-builds  Integrated 500 ton topdrives in mast section for faster rig up and rig down  Crane free rig up / rig down design  30 loads on base rig for fast moves  BOP handling systems  Automatic catwalk  1,600 HP and 2,000 HP mud pumps  Ability to drill multi-well single-row pads and walk easily between wells with above ground heads

New-Build Pad Drilling Capability 24  Pin-On Walking System  Can walk in either direction or spin the rig  Can walk with full set back of drill pipes in mast  Amphion AC Control Systems  Latest features in rig control software  Climatized driller’s cabin  Joystick control

New-Build Advanced Electrical System 25 Festoon System to Manage Electrical Supply to Substructure

Financials 26

$176 $145 $215 $75 $103 $191 $267 $0 $50 $100 $150 $200 $250 $300 2006 2007 2008 2009 2010 2011 YTD Jun 2012 Ann. Strong Revenue and Adjusted EBITDA Growth Revenue ($ millions) Adjusted EBITDA ($ millions) $396 $417 $611 $326 $487 $716 $924 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2006 2007 2008 2009 2010 2011 YTD Jun 2012 Ann. Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings. Please refer to Reconciliation of Adjusted EBITDA to Net Income on slide 30. 27

Contribution by Segment Note: Fiscal year end was changed from March 31 to December 31 effective on December 31, 2007; all data points reflect calendar year and trailing twelve months information derived from 10K and 10Q filings. 25% 32% 36% 39% 47% 75% 68% 64% 61% 53% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 YTD Jun 2012 % o f T ot al R ev enu e Production Services Drilling Revenue Gross Margin 28% 34% 45% 45% 52% 72% 66% 55% 55% 48% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2008 2009 2010 2011 YTD June 2012 % o f T ot al M ar gi n Production Services Drilling 28

Strong Liquidity and Capital Structure Capitalization (As of June 30th, 2012) June 30th , 2012 ($ in millions) Actual Cash $ 20.4 Revolving Credit Facility 35.0 Sr. Unsecured Notes(1) 418.2 Other 1.0 Total Debt $ 454.2 Stockholders' Equity 537.9 Total Capitalization $ 992.1 Liquidity(2) 226.4 Debt /TTM EBITDA(3) 1.9x Debt /Total Book Capitalization 45.8% (1) Reflects $250MM principal amount of initial notes net of $8.4MM unamortized discount as well as $175MM principal amount of new notes plus $1.6MM of unamortized bond premium. (2) Defined as remaining credit facility capacity plus cash less LCs outstanding. (3) Total consolidated leverage ratio as reported in Form 10-Q for Q2 2012. 29

Appendix 30

Reconciliation of Adjusted EBITDA to Net Income

We define Adjusted EBITDA as earnings (loss) before interest income (expense), taxes, depreciation, amortization, impairments, and the Colombian Net Equity Tax. Although not prescribed under GAAP, we believe the presentation of Adjusted EBITDA is relevant and useful because it helps our investors understand our operating performance and makes it easier to compare our results with those of other companies that have different financing, capital or tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net earnings (loss) as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. A reconciliation of net earnings (loss) to Adjusted EBITDA is included in the table below. Adjusted EBITDA, as we calculate it, may not be comparable to EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use.

($ in millions)	Q3 2011	Q4 2011	Q1 2012	Q2 2012	TTM
Adjusted EBITDA	**51.6**	**55.5**	**70.1**	**63.3**	**240.5**
Depreciation & Amortization	(33.0)	(35.2)	(38.4)	(40.0)	(146.5)
Net Interest	(6.1)	(8.1)	(9.6)	(7.7)	(31.4)
Impairment Expense	(0.5)	-	(1.0)	-	(1.5)
Income Tax (Expense) Benefit	(5.3)	(5.5)	(7.0)	(6.0)	(23.7)
Net Income (Loss)	**6.7**	**6.8**	**14.2**	**9.7**	**37.4**

	Year-Ending December 31,				
($ in millions)	2007	2008	2009	2010	2011
Adjusted EBITDA	**144.6**	**214.8**	**74.9**	**103.2**	**191.2**
Colombian Net Equity Tax	-	-	-	-	(7.3)
Depreciation & Amortization	(63.6)	(88.1)	(106.2)	(120.8)	(132.8)
Net Interest	3.3	(11.8)	(8.9)	(26.6)	(29.7)
Impairment Expense	-	(171.5)	-	(3.3)	(0.5)
Income Tax (Expense) Benefit	(27.4)	(6.1)	17.0	14.3	(9.7)
Net Income (Loss)	**56.9**	**(62.7)**	**(23.2)**	**(33.3)**	**11.2**

31